                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 16, 2000


                       HOME IMPROVEMENT LOAN TRUST 2000-E
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



          Minnesota                     33-55853                Applied for
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS employer
      of incorporation)               file numbers)          identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
--------------------------------------------------------------------------------
  (Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 5.            Other Events.

                   Pursuant to the Pooling and Servicing Agreement between Conseco Finance Corp. (the "Servicer") and U S Bank Trust (N.A.) (the "Trustee"), on October 16, 2000, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.            Financial Statements and Exhibits

                   (c)      Exhibits.

                            The following is filed herewith. The
                            exhibit number corresponds with Item
                            601(b) of Regulation S-K.

                            Exhibit No.         Description
                            -----------         -----------
                               99.1             Monthly Report delivered to
                                                Certificateholders on
                                                October 16, 2000.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2000


                                       HOME IMPROVEMENT LOAN TRUST 2000-E

                                       By CONSECO FINANCE CORP.
                                          as Servicer with respect to the Trust


                                       By: /s/ Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer
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                                INDEX TO EXHIBITS



Exhibit
Number                                                                      Page
-------                                                                     ----

 99.1    Monthly Report delivered to Certificateholders                      5
         on October 16, 2000.